HARTFORD LIFE INSURANCE COMPANY SEPARATE ACCOUNT ELEVEN

333-72042 HV-7969 – State of Iowa Retirement Investors Club 403(b)

Supplement dated September 20, 2016 to your Prospectus

FUND NAME CHANGE

Effective on or about November 16, 2016, the following name changes will be made to your Prospectus:

Current Name	New Name

BlackRock LifePath® 2020 Fund – Institutional Shares	BlackRock LifePath® Dynamic 2020 Fund – Institutional Shares
BlackRock LifePath® 2030 Fund – Institutional Shares	BlackRock LifePath® Dynamic 2030 Fund – Institutional Shares
BlackRock LifePath® 2040 Fund – Institutional Shares	BlackRock LifePath® Dynamic 2040 Fund – Institutional Shares
BlackRock LifePath® 2050 Fund – Institutional Shares	BlackRock LifePath® Dynamic 2050 Fund – Institutional Shares
BlackRock LifePath® Retirement Fund – Institutional Shares	BlackRock LifePath® Dynamic Retirement Fund – Institutional Shares

As a result of the change, all references to the Current Names in your Prospectus are deleted and replaced with the New Names.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.